EXHIBIT 10.3
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AND
JOINDER AGREEMENT
     This Amendment No. 1 to Credit Agreement and Joinder Agreement (this “Agreement”) dated as of April 27, 2007 is made by and among GROUP 1 REALTY, INC., a Delaware corporation (the “Borrower”), GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), Bank of America, as the existing Lender under the Credit Agreement, each of the Persons becoming Lenders by the execution of this Amendment (the “Joining Lenders”), and each of the other Guarantors (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Company, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of March 29, 2007 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a credit facility; and
     WHEREAS, the Company has entered into the Company Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement, the other Loan Documents and the Related Swap Contracts; and
     WHEREAS, each of the other Guarantors has entered into the Subsidiary Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement, the other Loan Documents and the Related Swap Contracts; and
     WHEREAS, the Borrower and certain of the Guarantors have entered into, or may in the future enter into, Security Instruments granting Liens on property as security for all or any portion of the Obligations, any other obligation under any Loan Document and any obligation or liability arising under any Related Swap Contract; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement as set forth below, including an amendment to Section 2.13 of the Credit Agreement to enlarge the maximum amount of Aggregate Commitments that are available pursuant to increases in Commitments under Section 2.13, and the Administrative

Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement; and
     WHEREAS, Bank of America desires to assign to the Joining Lenders, and the Joining Lenders are willing to assume, a portion of Bank of America’s existing Commitment, as set forth below; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that, after giving effect to the foregoing amendment, the Borrower desires to exercise its option, pursuant to Section 2.13, to increase the Aggregate Commitments by $160,000,000, and the Joining Lenders are willing to provide such additional Commitments as set forth below;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
     (a) The subheading of Section 2.13 of the Credit Agreement is deleted and the phrase “Increase in Commitments; Automatic Reduction in Commitments” is inserted in its place.
     (b) In Section 2.13, the amount “$100,000,000” is deleted and the amount “$160,000,000” is inserted in its place.
     (c) The following clause (g) is added at the end of Section 2.13:
     “(g) Automatic Reduction in Commitments. If the Total Outstandings are less than $135,000,000 on March 29, 2009, then, unless the Aggregate Commitments are less than $135,000,000 on such date, the Aggregate Commitments shall be automatically and permanently reduced to $135,000,000 as of such date. Any reduction in Aggregate Commitments pursuant to this paragraph shall be applied to the Commitment of each Lender according to its Applicable Percentage.”
     (d) The definition of “FIRREA Appraisal Value” in Section 1.01 of the Credit Agreement is hereby deleted.
     (e) The following definition of “Adjusted FIRREA Appraisal Value” is added to Section 1.01 of the Credit Agreement, in the appropriate alphabetical order:
     “Adjusted FIRREA Appraisal Value” means, with respect to a Financed Property, the value set forth for such Financed Property in the FIRREA Appraisal, as accepted by the Administrative Agent following its internal review and, if applicable, adjustment thereof by the Administrative Agent, pursuant to the Administrative Agent’s usual and customary appraisal policies and any applicable rules or regulations adopted by any Governmental Authority.

     (d) The definition of “Maximum Loan to Value Amount” in Section 1.01 of the Credit Agreement is amended as follows: The phrase “FIRREA Appraisal Value” is deleted from each place where it appears in such definition, and in each case the phrase “Adjusted FIRREA Appraisal Value” is inserted in its place.
2. Joinder Agreement.
     (a) The Borrower hereby confirms its agreement to increase the Aggregate Commitments by $160,000,000 (the “Increased Commitment Amount”) pursuant to Section 2.13 of the Credit Agreement, such increase to be effective as of the date this Agreement becomes effective (the “Amendment Effective Date”).
     (b) By its execution of this Agreement, each Joining Lender hereby confirms and agrees that, on and after the Amendment Effective Date, it shall be and become a party to the Credit Agreement as a Lender, and shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with the Commitment applicable to such Lender as described in clause (d) below. Each Joining Lender further (i) acknowledges that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Amendment; and (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Loan Documents. On and after the date this Amendment becomes effective, all references to the “Lenders” in the Credit Agreement shall be deemed to include the Joining Lenders.
     (c) The parties acknowledge and agree that, as of the Amendment Effective Date, Bank of America is assigning to the Joining Lenders, and the Joining Lenders are assuming, $24,000,000 (the “Aggregate Assigned Commitment Amount”) of Bank of America’s existing Commitment, which assignment and assumption shall be allocated to each Joining Lender on a pro rata basis, so that after giving effect to such assignment as well as the assumptions of additional Commitments pursuant to clause (d) below, each Lender’s Commitment as of the Amendment Effective Date is as set forth on Schedule 2.01 attached hereto. In furtherance of such assignment, Bank of America hereby irrevocably sells and assigns to each Joining Lender, and each Joining Lender hereby irrevocably purchases and assumes from Bank of America, as of the Amendment Effective Date, such Joining Lender’s pro rata share of (i) all of Bank of America’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the Aggregate Assigned Commitment Amount and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of Bank of America (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by Bank of America to any Joining Lender pursuant to clause (i) above. Each such sale and assignment is without recourse to Bank of America.
     (d) The parties further acknowledge and agree that, as of the Amendment Effective Date, each Joining Lender is assuming its pro rata share of the Increased Commitment Amount, so that after giving effect to such assumption as well as the assignments and assumptions described in clause (c) above, each Joining Lender’s respective Commitment as of the Amendment Effective Date is as set forth on Schedule 2.01 hereto.
     (e) On the Amendment Effective Date, (i) each Joining Lender shall make available to Bank of America such amounts in immediately available funds as the Administrative Agent shall determine as being required in order to cause, after giving effect to the foregoing assignments and assumptions of Commitments, the outstanding Loans to be held ratably by all Lenders in accordance with their respective Applicable Percentages (as revised by this Amendment), and (ii) the Borrower shall be deemed to have prepaid and reborrowed any Loans outstanding as of the Amendment Effective Date to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Agreement.
     (f) The parties hereby consent to the assignments of Commitments and Loans effected pursuant to clauses (c) and (e) above and waive any requirement for any Assignment and Assumption under the Credit Agreement, necessary to give effect to any assignment, which shall be deemed effective as if such assignments were evidenced by Assignments and Assumptions thereunder.
     (g) The respective administrative details for each Joining Lender are set forth on Annex A attached hereto.
     3. Agreement to Be Bound by Side Letter Agreement. By its execution of this Agreement, each Joining Lender acknowledges and agrees that it will, upon the request of the Administrative Agent, fund such additional advances for the Financed Properties as set forth in the letter agreement attached hereto as Annex B as the Administrative Agent determines in its sole discretion to meet the conditions set forth in such letter agreement.
     4. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:
     (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

     (i) an original counterpart of this Agreement, duly executed by the Borrower, the Company, the Administrative Agent, each other Guarantor and each of the Lenders, together with all schedules and exhibits thereto duly completed;
     (ii) a Note executed by the Borrower in favor of each Lender requesting a Note;
     (iii) with respect to each Financed Property which secures any Loan made under the Credit Agreement: (i) an amendment to the Mortgage (the “Mortgage Amendment”) for such Financed Property amending the description of the Obligations and/or Secured Indebtedness (as defined therein) to conform such Mortgage to the increased Commitments provided for herein, (ii) a favorable opinion of local counsel to the Borrower in the state where such Financed Property is located, addressed to the Administrative Agent and each Lender, as to such matters concerning the Mortgage (as modified by the Mortgage Amendment) as the Administrative Agent may reasonably request, and (iii) an endorsement to the Loan Title Insurance Policy issued (or to be issued) to Administrative Agent by Stewart National Title Company with respect to each Mortgage that the Mortgage as amended by the Mortgage Amendment continues to secure the Credit Agreement, as amended by this Agreement, and the Policy continues in full force and effect following the amendment of the Mortgage, without impairment in any way;
     (iv) (i) a certificate of each Loan Party dated as of the Amendment Effective Date signed by a Responsible Officer, secretary or assistant secretary of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the terms of this Agreement, including the increase in Aggregate Commitments contemplated by Section 2(a) hereof, and (ii) a certificate of the Borrower, signed by a Responsible Officer, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default exists; and
     (v) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request.
     (b) All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

     5. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Company Guaranty Agreement or Subsidiary Guaranty Agreement to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Company Guaranty Agreement or Subsidiary Guaranty Agreement against such Guarantor in accordance with its terms.
     6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
     (b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.05 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;
     (c) The Company and all other Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Company Guaranty Agreement or a Subsidiary Guaranty Agreement as a Guarantor;
     (d) This Agreement has been duly authorized, executed and delivered by the Borrower, the Company and the other Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (e) No Default or Event of Default has occurred and is continuing.

     7. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.
     10. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
     11. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     12. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.
     13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Company, the Administrative Agent, each of the other Guarantors and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

GROUP 1 REALTY, INC.

By: Name:	/s/ John C. Rickel John C. Rickel
Title:	President

COMPANY:

GROUP 1 AUTOMOTIVE, INC.

By: Name:	/s/ John C. Rickel John C. Rickel
Title:	Senior Vice President & CFO
Signature Page

GUARANTORS:

BARON DEVELOPMENT COMPANY, L.L.C.

By:	GROUP 1 REALTY, INC., its Sole Member

	By: Name:	/s/ John C. Rickel John C. Rickel
	Title:	President

BOHN HOLDINGS, LLC

By:	BOHN HOLDINGS, INC., its Sole Member

	By:	/s/ John C. Rickel

	Name:	John C. Rickel
	Title:	Vice President

BOHN-FII, LLC

By:	BOHN HOLDINGS-F, INC., its Sole Member

	By:	/s/ John C. Rickel

	Name:	John C. Rickel
	Title:	Vice President

DANVERS-SU, LLC

By:	GROUP 1 HOLDINGS-S, LLC, its Sole Member

By:	GROUP 1 AUTOMOTIVE, INC., its Sole Member

	By:	/s/ John C. Rickel

	Name:	John C. Rickel
	Title:	Senior Vice President & CFO
Signature Page

DELAWARE ACQUISITION-DC, L.L.C.

By:	GROUP 1 LP INTERESTS-DC, INC., its Sole Member

	By: Name:	/s/ Pete Ruiz Pete Ruiz
	Title:	President

DELAWARE ACQUISITION-F, L.L.C.

By:	GROUP 1 LP INTERESTS-F, INC., its Sole Member

	By: Name:	/s/ Pete Ruiz Pete Ruiz
	Title:	President

DELAWARE ACQUISITION-GM, L.L.C.

By:	GROUP 1 LP INTERESTS-GM, INC., its Sole Member

	By: Name:	/s/ Pete Ruiz Pete Ruiz
	Title:	President

DELAWARE ACQUISITION-T, L.L.C.

By:	GROUP 1 LP INTERESTS-T, INC., its Sole Member

	By: Name:	/s/ Pete Ruiz Pete Ruiz
	Title:	President
Signature Page

DELAWARE ACQUISITION-N, L.L.C.

By:	GROUP 1 LP INTERESTS-N, INC., its Sole Member

	By: Name:	/s/ Pete Ruiz Pete Ruiz
	Title:	President

GPI KS-SV, L.L.C.

By:	GPI KS-SV, INC., its Sole Member

	By: Name:	/s/ John C. Rickel John C. Rickel
	Title:	Vice President

GROUP 1 ASSOCIATES HOLDINGS, LLC

By:	GROUP 1 ASSOCIATES, INC., its Sole Member

	By: Name:	/s/ John C. Rickel John C. Rickel
	Title:	Vice President

HOWARD-DCIII, LLC
GROUP 1 HOLDINGS-DC, L.L.C.
GROUP 1 HOLDINGS-F, L.L.C.
GROUP 1 HOLDINGS-GM, L.L.C.
GROUP 1 HOLDINGS-H, L.L.C.
GROUP 1 HOLDINGS-N, L.L.C.
GROUP 1 HOLDINGS-S, LLC
GROUP 1 HOLDINGS-T, L.L.C.

By:	GROUP 1 AUTOMOTIVE, INC., its Sole Member

	By: Name:	/s/ John C. Rickel John C. Rickel
	Title:	Senior Vice President & CFO
Signature Page

HARVEY GM, LLC HARVEY OPERATIONS-T, LLC

By:	BOHN HOLDINGS, LLC, its Sole Member

By:	BOHN HOLDINGS, INC., its Sole Member

	By: Name:	/s/ John C. Rickel John C. Rickel
	Title:	Vice President

HARVEY SM, LLC

By:	BOHN HOLDINGS-S, INC., its Sole Member

	By: Name:	/s/ John C. Rickel John C. Rickel
	Title:	Vice President

IRA AUTOMATIVE GROUP, LLC

By:	DANVERS-T, INC., its Sole Member

	By: Name:	/s/ John C. Rickel John C. Rickel
	Title:	Vice President
Signature Page

AMARILLO MOTORS-C, LTD.
AMARILLO MOTORS-J, LTD.
AMARILLO MOTORS-SM, LTD.
CHAPERRAL DODGE, LTD.
GPI, LTD.
KUTZ-N, LTD.
LUBBOCK MOTORS-GM, LTD.
LUBBOCK MOTORS-S, LTD.
LUBBOCK MOTORS-SH, LTD.
LUBBOCK MOTORS-T, LTD.
LUBBOCK MOTORS, LTD.
MAXWELL-N, LTD.
MAXWELL-NII, LTD.
MAXWELL CHRYSLER DODGE JEEP, LTD.
MAXWELL-G, LTD.
MAXWELL-GII, LTD.
MCCALL-HA, LTD.
MCCALL-T, LTD.
MCCALL-TII, LTD.
MCCALL-TL, LTD.
MCCALL-H, LTD.
MCCALL-N, LTD.
MCCALL-SB, LTD.
MCCALL-SL, LTD.
PRESTIGE CHRYSLER NORTHWEST, LTD.
PRESTIGE CHRYSLER SOUTH, LTD.
ROCKWALL AUTOMOTIVE-DCD, LTD.
WEST CENTRAL MANAGEMENT
COMPANY, LTD.

By:	GROUP 1 ASSOCIATES, INC., its General Partner

	By: Name:	/s/ John C. Rickel John C. Rickel
	Title:	Vice President

GROUP 1 FUNDING, INC. NY-H, INC. NY-HA, INC. SMC INVESTMENT, INC.

By:	/s/ John C. Rickel

Name:	John C. Rickel
Title:	President
Signature Page

BOB HOWARD AUTOMOTIVE-EAST, INC.
BOB HOWARD CHEVROLET, INC.
BOB HOWARD DODGE, INC.
BOB HOWARD MOTORS, INC.
BOB HOWARD NISSAN, INC.
BOHN HOLDINGS, INC.
BOHN HOLDINGS-F, INC.
BOHN HOLDINGS-S, INC.
CASA CHEVROLET INC.
CASA CHRYSLER PLYMOUTH JEEP INC.
DANVERS — DCIII, INC.
DANVERS — DCII, INC.
DANVERS-N, INC.
DANVERS — NII, INC.
DANVERS — S, INC.
DANVERS-SB, INC.
DANVERS-T, INC.
DANVERS-TII, INC.
DANVERS-TIII, INC.
DANVERS — TL, INC.
FMM, INC.
GPI AL-N, INC.
GPI ATLANTA-T, INC.
GPI CA-NIII, INC.
GPI CA-TII, INC.
GPI KS-SB, INC.
GPI MS-H, INC.
GPI MS-N, INC.
GPI MS-SK, INC.
GPI NH-T, INC.
GPI NH-TL, INC.
GPI SAC-SK, INC.
GPI SAC-T, INC.
GPI SD-DC, INC.
GPI SD-IMPORTS, INC.
GROUP 1 ASSOCIATES, INC.
GROUP 1 FL HOLDINGS, INC.
HOWARD-DCII, INC.
HOWARD-GM, INC.
HOWARD-GM II, INC.
HOWARD-GMIII, INC.

By:	/s/ John C. Rickel

Name:	John C. Rickel
Title:	Vice President
Signature Page

HOWARD-H, INC.
HOWARD-HA, INC.
HOWARD-SB, INC.
HOWARD-SI, INC.
HOWARD-FLMII, INC.
HOWARD PONTIAC-GMC, INC.
LUBY CHEVROLET CO.
MIKE SMITH AUTOMOTIVE — H, INC.
MIKE SMITH AUTOMOTIVE-N, INC.
MIKE SMITH AUTOPLAZA, INC.
MIKE SMITH AUTOPLEX BUICK, INC.
MIKE SMITH AUTOPLEX DODGE, INC.
MIKE SMITH AUTOPLEX, INC.
MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC.
MIKE SMITH GM, INC.
MIKE SMITH IMPORTS, INC.
MIKE SMITH MOTORS, INC.
MILLER-DM, INC.
MILLER-NII, INC.
MILLER-SH, INC.
MILLER AUTOMOTIVE GROUP, INC.
MILLBRO, INC.
MILLER FAMILY COMPANY, INC.
MILLER IMPORTS, INC.
MILLER INFINITI INC.
MILLER NISSAN, INC.
NJ-DM, INC.
NJ-H, INC.
NJ-HA, INC.
NJ-HAII, INC.
NJ-HII, INC.
NJ-SB, INC.
NJ-SV, INC.
NY-FV, INC.
NY-FVII, INC.
NY-SB, INC.
NY-SBII, INC.
SUNSHINE BUICK PONTIAC GMC TRUCK, INC.

By:	/s/ John C. Rickel

Name:	John C. Rickel
Title:	Vice President
Signature Page

GROUP 1 LP INTERESTS-DC, INC.
GROUP 1 LP INTERESTS-F, INC.
GROUP 1 LP INTERESTS-GM, INC.
GROUP 1 LP INTERESTS-H, INC.
GROUP 1 LP INTERESTS-N, INC.
GROUP 1 LP INTERESTS-S, INC.
GROUP 1 LP INTERESTS-T, INC.

By:	/s/ Pete Ruiz

Name:	Pete Ruiz
Title:	President & Secretary
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke

Name:	Anne M. Zeschke
Title:	Assistant Vice President
Signature Page

EXISTING LENDER:

BANK OF AMERICA, N.A.

By:	/s/ M. Patricia Kay

Name:	M. Patricia Kay
Title:	Senior Vice President

Signature Page

JOINING LENDERS:

COMERICA BANK

By:	/s/ Jonathan Heine

Name:	Jonathan Heine
Title:	Corporate Banking Officer
Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ H. David Jones

Name:	H. David Jones
Title:	Senior Vice President
Signature Page

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jim Webber

Name:	Jim Webber
Title:	Commercial R.M., V.P.
Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION

By:	/s/ Kevin Cullum

Name:	Kevin Cullum
Title:	Director Commercial Credit & LCV Lending
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Michael R. Burkitt

Name:	Michael R. Burkitt
Title:	Senior Vice President
Signature Page

SOVEREIGN BANK

By:	/s/ Kyle S. Bourque

Name:	Kyle S. Bourque
Title:	Vice President
Signature Page

TOYOTA MOTOR CREDIT CORPORATION

By:	/s/ Mark Doi

Name:	Mark Doi
Title:	Dealer Credit National Manager
Signature Page

BMW FINANCIAL SERVICES NA, LLC

By:	/s/ John Note

Name:	John Note
Title:	General Manager, Retailer Finance

By:	/s/ Jeffrey Burnside

Name:	Jeffrey Burnside
Title:	Manager, Retailer Finance
Signature Page

SCHEDULE 2.01
COMMITMENTS AND
APPLICABLE PERCENTAGES
(as of Amendment Effective Date)

		Applicable
Lender	Commitment	Percentage
Bank of America, N.A.	$51,000,000.00	21.70212766%
BMW Financial Services NA, LLC	$45,000,000.00	19.14893617%
Toyota Motor Credit Corporation	$35,000,000.00	14.89361702%
Wachovia Bank, National Association	$25,000,000.00	10.63829787%
Comerica Bank	$25,000,000.00	10.63829787%
Sovereign Bank	$15,000,000.00	6.38297872%
Nissan Motor Acceptance Corporation	$15,000,000.00	6.38297872%
Keybank National Association	$14,000,000.00	5.95744681%
JPMorgan Chase Bank, N.A.	$10,000,000.00	4.25531915%
Total	$235,000,000.00	100.00000000%

ANNEX A
ADMINISTRATIVE DETAILS
FOR JOINING LENDERS
See Attached.

ANNEX B
SIDE LETTER AGREEMENT
See Attached.
Signature Page